Exhibit 10.1

November 14, 2013

Tower Group, Inc.

120 Broadway, 31st Floor

New York, NY 10271-3199

Attention: Vito A Nigro, Managing Vice President and Treasurer

Re:	Waiver and Consent

Ladies/Gentlemen:

Reference is made to the Credit Agreement dated as of February 15, 2012 among Tower Group, Inc. (the “Borrower”), various financial institutions as Lenders, and Bank of America, N.A., as Administrative Agent, L/C Administrator and Fronting Bank (as amended and in effect on the date hereof, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined shall have the meaning assigned thereto in the Credit Agreement.

You have informed us that the Guarantor will likely not be able to deliver (i) the financial statements with respect to the fiscal quarter ended September 30, 2013 (the “September 2013 Financial Statements”) within 60 days after the end of such fiscal quarter as required by Section 6.01(b) of the Credit Agreement and (ii) the Compliance Certificate related to the September 2013 Financial Statements, as required by Section 6.02(a) of the Credit Agreement.

You have also informed us that the Guarantor will be issuing restated audited financial statements for the fiscal year ended December 31, 2012 (the “2012 Financial Statements”) and that the report and opinion of an independent certified public accountant that accompanies such restated 2012 Financial Statements will include a “going concern” qualification, which will result in non-compliance with Section 6.01(a) of the Credit Agreement and will constitute an Event of Default under Section 8.01(b) of the Credit Agreement (the “2012 Financial Statement Default”).

The Lenders hereby agree to extend the date by which the September 2013 Financial Statements and the related Compliance Certificate must be delivered to the Administrative Agent and the Lenders to December 15, 2013.

The Lenders further agree to waive the 2012 Financial Statement Default; provided that after giving effect to the restated 2012 Financial Statements, the Borrower shall have been in compliance with the covenants set forth in Section 7.10 of the Credit Agreement as in effect on December 31, 2012.

Except as otherwise provided herein, the Credit Agreement and the other Loan Documents remain in full force and effect. The consent and waiver contained herein are limited to the extent expressly provided herein and shall not be deemed or construed to constitute a course of conduct or otherwise to assure of any other waiver or consent, whether or not similar circumstances exist.

This letter agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this letter agreement by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this letter agreement. This letter agreement shall be deemed to be a contract made under and governed by the internal laws of the State of New York. The waiver and consent set forth above shall be given full force and effect for all purposes from and after the date this letter agreement is executed and delivered by the Required Lenders.

[Signatures follow]

This letter agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns. This letter agreement is a Loan Document.

BANK OF AMERICA, N.A., as
Administrative Agent, L/C Administrator, Fronting Bank and Lender

By:	/s/ Tyler D. Levings
Name: Tyler D. Levings
Title: Director

JPMORGAN CHASE BANK, N.A.

By:	/s/ Hector J. Varona
Name: Hector J. Varona
Title: Vice President

KEYBANK NATIONAL ASSOCIATION

By:	/s/ James Cribbet
Name: James Cribbet
Title: Senior Vice President

PNC BANK NATIONAL ASSOCIATION

By:
Name:
Title:

WELLS FARGO BANK, N.A.

By:	/s/ Michael Thomas
Name: Michael Thomas
Title: Vice President

THE NORTHERN TRUST COMPANY

By:	/s/ Olga Georgiev
Name: Olga Georgiev
Title: Senior Vice President

Accepted and Agreed:

TOWER GROUP, INC.

By:	/s/ William E. Hitselberger
Name: William E. Hitselberger
Title: EVP & CFO